Exhibit 24.1

Power of Attorney

The undersigned directors of Diversey, Inc. hereby constitute and appoint Edward F. Lonergan and Norman Clubb, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to
Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ S. Curtis Johnson III S. Curtis Johnson III Director and Chairman	/s/ James G. Berges James G. Berges Director

/s/ Todd C. Brown Todd C. Brown Director	/s/ Robert M. Howe Robert M. Howe Director

/s/ George K. Jaquette George K. Jaquette Director	/s/ Helen P. Johnson-Leipold Helen P. Johnson-Leipold Director

/s/ Philip W. Knisely Philip W. Knisely Director	/s/ Richard C. Levin Richard C. Levin Director

/s/ Clifton D. Louis Clifton D. Louis Director	/s/ Richard J. Schnall Richard J. Schnall Director

Auto-C, LLC

Power of Attorney

The undersigned officers of Auto-C, LLC, a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ David S. Andersen David S. Andersen Vice President	/s/ Jeffrey M. Haufschild Jeffrey M. Haufschild Assistant Treasurer

Integrated Sanitation Management, Inc.

Power of Attorney

The undersigned officers and directors of Integrated Sanitation Management, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President, Treasurer and Director

/s/ David C. Quast David C. Quast Vice President, Secretary and Director

JDI CEE Holdings, Inc.

Power of Attorney

The undersigned officers and directors of JDI CEE Holdings, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President and Treasurer

/s/ David C. Quast David C. Quast Secretary and Director	/s/ Lori P. Marin Lori P. Marin Director

Diversey Puerto Rico, Inc.

Power of Attorney

The undersigned officers and directors of Diversey Puerto Rico, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President, Treasurer and Director

/s/ David C. Quast David C. Quast Secretary and Director

Diversey Shareholdings, Inc.

Power of Attorney

The undersigned officers and directors of Diversey Shareholdings, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President, Treasurer and Director

/s/ David C. Quast David C. Quast Secretary and Director

Diversey USA Shareholdings, Inc.

Power of Attorney

The undersigned officers and directors of Diversey USA Shareholdings, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President, Treasurer and Director

/s/ David C. Quast David C. Quast Secretary and Director

Professional Shareholdings, Inc.

Power of Attorney

The undersigned officers and directors of Professional Shareholdings, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President and Director	/s/ Andrew J. Warren Andrew J. Warren Vice President, Treasurer and Director

/s/ David C. Quast David C. Quast Vice President, Secretary and Director

The Butcher Company

Power of Attorney

The undersigned officers and director of The Butcher Company, a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ P. Todd Herndon P. Todd Herndon President	/s/ Lori P. Marin Lori P. Marin Treasurer

/s/ Scott D. Russell Scott D. Russell Director

JDI Holdings, Inc.

Power of Attorney

The undersigned officers and directors of JDI Holdings, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ William A. Uelmen William A. Uelmen President and Director	/s/ Jeffrey M. Haufschild Jeffrey M. Haufschild Assistant Treasurer

/s/ Andrew J. Warren Andrew J. Warren Vice President, Secretary and Director

DuBois International, Inc.

Power of Attorney

The undersigned officers and directors of DuBois International, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Norman Clubb Norman Clubb President	/s/ Lori P. Marin Lori P. Marin Treasurer and Director

/s/ David C. Quast David C. Quast Secretary and Director	/s/ Andrew J. Warren Andrew J. Warren Assistant Secretary and Director

JD Polymer, LLC

Power of Attorney

The undersigned officers of JD Polymer, LLC, a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ Scott D. Russell Scott D. Russell President	/s/ Lori P. Marin Lori P. Marin Treasurer

JWP Investments, Inc.

Power of Attorney

The undersigned officers and directors of JWP Investments, Inc., a wholly-owned subsidiary of Diversey, Inc., hereby constitute and appoint Norman Clubb and Scott D. Russell, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (1) a registration statement on Form S-4 relating to the registration of Diversey, Inc.’s $400,000,000 8.25% Senior Notes due 2019 to be issued in exchange for
Diversey, Inc.’s outstanding $400,000,000 8.25% Senior Notes due 2019, (2) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (3) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 2nd day of April, 2010.

/s/ William A. Uelmen William A. Uelmen President and Director	/s/ Jeffrey M. Haufschild Jeffrey M. Haufschild Treasurer

/s/ Ivan S. Farris Ivan S. Farris Accounting Officer	/s/ David C. Quast David C. Quast Vice President, Secretary and Director

/s/ David R. Schultz David R. Schultz Vice President and Director